Exhibit 10.26

English Translation of

Supplement to Software Development Supplement Agreement

Party A: Caibaoyun Settlement Technology (Xi’an) Co., Ltd.

Address: Room 418, SanCai Building, No. 6, 2nd Fengcheng Rd. Xi’an Economic Development Zone

contacts: Wen, Ning

contact number: 13571336888

Party B: Xi'an RenLieRen Information Technology Service Co., Ltd.

Address: Room 301 JvZe Hotel, No. 199 WeiYang St. Xi’an Economic Development Zone

contacts: Yang, Rong

contact number:15191816481

Signing date: October 21, 2021

Party A and Party B signed a Software Development Agreement on October 21, 2020. Pursuant to which the parties agreed that the term of the agreement is “12 months from the signing of the agreement”. After discussion, both parties agreed to extend the agreement service term by another 12 months, which means the service agreement is still valid for 12 months after signing this supplementary agreement.

After the agreement finishes, if parties do not send any formal written notice, the agreement term will automatically extend for another 12 months.

This agreement is valid after being signed by both parties. Each party holds a copy, which are both legally effective.

Any content not included in this supplementary agreement will follow the original agreement and other supplementary agreements, if any.

No more content after this.

Party A: Caibaoyun Settlement Technology (Xi’an) Co., Ltd. (sealed)

Party B: Xi'an RenLieRen Information Technology Service Co., Ltd. (sealed)